STATE OF MONTANA
Department of Environmental Quality

Application for Exploration License Renewal
[Pursuant to § 82-4-331 et seq. MCA]

Exploration License No. 00545

Please Remember to Enclose the $25.00 Renewal Fee

Questions? Please call 406/444-4953

Return to:
Montana Department of Environmental Quality
Environmental Management Bureau
Hard Rock & Placer Exploration Section
Post Office Box 200901
Helena, Montana 59620-0901

Subscribed and sworn to me this 13th day of Sept. 2010	GRANT HARTFORD CORP.
[signature]	NAME OF LICENSEE
Notary Signature	2620 CONNERY WAY PO BOX 16237
Residency (City & State or Province)	ADDRESS
Notary Public for the State/Province of	Missoula, MT 59808
My Commission expires	CITY, STATE/PROVINCE, ZIP/POSTAL CODE
SEAL — JACQUELINE L. WINDON NOTARY PUBLIC for the State of Montana Residing at Helena, Montana My Commission Expires August 2, 2014	406-531-3363
	PHONE
	[signature]
	SIGNATURE
	TITLE VP Geology DATE: 9/13/10

PLEASE NOTE: ***All operators MUST maintain a current license by renewing annually IF any bond is still being held by DEQ for any project covered by the license, even if no new exploration work is anticipated. Please fill in all applicable spaces on this form - INCOMPLETE FORMS WILL BE RETURNED. Once full bond release is granted by DEQ, the operator may allow the license to expire.***

PROJECT NAME[1]	LAND STATUS[2]	BOND[3]	PREVIOUS 12-MONTH ACTIVITY[4]
Garnet Project	F/P	Cash	Exploration Drilling Geologic mapping and Sampling

STATE OF MONTANA
DEPARTMENT OF ENVIRONMENTAL QUALITY

Application for Exploration License Renewal
[Pursuant to § 82-4-331 et seq. MCA]

Exploration License No. 00402

Please Remember to Enclose the $25.00 Renewal Fee

Questions? Please call (406) 444-4953

Return to:
Montana Department of Environmental Quality
Environmental Management Bureau
Hard Rock & Placer Exploration Section
Post Office Box 200901
Helena, Montana 59620-0901

Subscribed and sworn to me this 24th day of June, 2011 X [signature] Notary Signature	BRENDA PEYTON COMMONWEALTH RESOURCES LLC PO BOX 16237 MISSOULA, MT 59808
Notary Stamp/Seal Below: SEAL — JACQUELINE L WINDON, NOTARY PUBLIC for the State of Montana, Residing at Helena, Montana, My Commission Expires August 2, 2014	PHONE X SIGNATURE: TITLE:

PLEASE NOTE: All operators MUST maintain a current license by renewing annually IF any bond is still being held by DEQ for any project covered by the license, even if no new exploration work is anticipated. Please fill in all applicable spaces on this form – INCOMPLETE FORMS WILL BE RETURNED. Once full bond release is granted by DEQ, the operator may allow the license to expire.

PROJECT NAME (1)	LAND STATUS (2)	BOND (3)	PREVIOUS 12-MONTH ACTIVITY (4)

RECEIVED
JUN 24 2011
DEQ / EMB

If additional space is needed, append sheets to this form as necessary.

(1) Use project name; if no name, use legal description.
(2) List as follows: F = entire project on federal land; S = entire project on state land; P = entire project on private land; F/S = combination federal & state land: F/P = combination federal & private land. F/S/P combination federal, state, and private land.
(3) If surety bond, certificate of deposit, or letter of credit, list bond number; if cash bond, please indicate. Also list bond amount.
(4) Use the following: D – drill sites, R – access road (indicate footage), T – trenches (indicate footage), A adits constructed or reopened, O – other (please specify). EXAMPLE: 14-D, 3000-R, 1400-T, 2-A would indicate that during the previous 12 months, 14 drill sites, 3000 feet of access road, 1400 feet of trench, and 2 exploration adits were constructed.

MONTANA DEQ-EMB
ATTN: JACKIE WINDON
PO BOX 200901
HELENA MT 59620-0901

CONTACT: JACKIE WINDON
PHONE: (406) 444-2461
FAX: (406) 444-1499
E-MAIL: jwindon@mt.gov

SMALL MINER EXCLUSION STATEMENT

Annual Report and Renewal Form

NAME AND MAILING ADDRESS OF SMES HOLDER **SMES#46-032**

BRENDA PEYTON
GRANT HARTFORD CORP
PO BOX 16237
MISSOULA, MT 59808

RECEIVED
APR 29 2011
DEQ / EMB

Phone Number: (406) 202-3265 E-Mail Address: mTBOB5@MSN.COM

1. What is the type of your mining operation(s)? (Check One)

☒ Underground ☐ Placer ☒ Open Pit ☐ Rock Picker ☐ Other: ________

2. How many acres did you disturb last year? 0

3. How many acres were reclaimed last year (graded, topsoiled, revegetated)? 0

4. What is your total acreage disturbance? 0

5. Mine or Claim Name(s) — Section – Township – Range

DEWEY PATENTED CLAIMS + ADIT et al — SEC. 3 T 12N 14W

CHECK ONE OF THE FOLLOWING:

(✓) **PLEASE RENEW** my Small Miner Exclusion Statement for one year. My mining activities have been conducted according to the provisions set forth on the Small Miner Exclusion Statement and I agree to abide by those same provisions during the coming year.

( ) **I DO NOT WISH TO RENEW** my Small Miner Exclusion Statement.

Bob Fleck [signature] 4/29/11

Signature Date

Holders of a small-miners exemption obtained after September 30, 1985 must sign and have notarized the reverse side of this form. Your original SMES date is 5/1/1990

The Montana Metal Mine Reclamation Act, Section 82-4-305(2) MCA, requires holders of Small Miner Exclusion Statements to annually certify its business association with other persons, businesses, or corporations also holding a Small Miner Exclusion Statement.

The undersigned, being duly sworn, states that he (it), is (are) the holder of a small-miners exemption obtained after September 30, 1985; and that:

(a) if the small miner is a natural person, that:
(i) no business association or partnership of which he is a member or partner has a small-miner exemption; and
(ii) no corporation of which he is an officer, director, or owner of record of 25% or more of any class of voting stock has a small-miner exemption; or
(b) if the small miner is a partnership or business association, that:
(i) none of the associates or partners holds a small-miner exemption; and
(ii) none of the associates or partners is an officer, director, or owner of 25% or more of any class of voting stock of a corporation that has a small-miner exemption; or
(c) if the small miner is a corporation, that no officer, director, or owner of record of 25% or more of any class of voting stock of the corporation:
(i) holds a small-miner exemption;
(ii) is a member or partner in a business association or partnership that holds a small-miner exemption;
(iii) is an officer, director, or owner of record of 25% or more of any class of voting stock of another corporation that holds a small-miner exemption.

In addition, the Montana Metal Mine Reclamation Act, Section 82-4-305(1)(d) MCA, requires holders of Small Miner Exclusion Statements to annually certify if the small miner's operations are placer or dredge mining, that the small miner shall salvage and protect all soil materials for use in reclamation of that site and shall reclaim all land disturbed by the operations to comparable utility and stability as that of adjacent areas.

[signature] 4/29/11
Signature Date

BRENDA PEYTON
GRANT HARTFORD CORP
PO BOX 16237
MISSOULA, MT 59808

SUBSCRIBED AND SWORN TO before me, the undersigned, a Notary Public for the State of Montana the day and year last above written.

[signature]

Notary Public for the State of ____________

(SEAL)

JACQUELINE L. WINDON NOTARIAL SEAL STATE OF MONTANA
JACQUELINE L. WINDON
NOTARY PUBLIC for the
State of Montana
Residing at Helena, Montana
My Commission Expires
August 2, 2014

Residing at ____________

My Commission expires ____________

The Montana Metal Mine Reclamation Act, Section 82-4-305(2) MCA, requires holders of Small Miner Exclusion Statements to annually certify its business association with other persons, businesses, or corporations also holding a Small Miner Exclusion Statement.

The undersigned, being duly sworn, states that he (it), is (are) the holder of a small-miners exemption obtained after September 30, 1985; and that:

(a) if the small miner is a natural person, that:
(i) no business association or partnership of which he is a member or partner has a small-miner exemption; and
(ii) no corporation of which he is an officer, director, or owner of record of 25% or more of any class of voting stock has a small-miner exemption; or
(b) if the small miner is a partnership or business association, that:
(i) none of the associates or partners holds a small-miner exemption; and
(ii) none of the associates or partners is an officer, director, or owner of 25% or more of any class of voting stock of a corporation that has a small-miner exemption; or
(c) if the small miner is a corporation, that no officer, director, or owner of record of 25% or more of any class of voting stock of the corporation:
(i) holds a small-miner exemption;
(ii) is a member or partner in a business association or partnership that holds a small-miner exemption;
(iii) is an officer, director, or owner of record of 25% or more of any class of voting stock of another corporation that holds a small-miner exemption.

In addition, the Montana Metal Mine Reclamation Act, Section 82-4-305(1)(d) MCA, requires holders of Small Miner Exclusion Statements to annually certify if the small miner's operations are placer or dredge mining, that the small miner shall salvage and protect all soil materials for use in reclamation of that site and shall reclaim all land disturbed by the operations to comparable utility and stability as that of adjacent areas.

[signature] 4/29/11
Signature Date

BRENDA PEYTON
GRANT HARTFORD CORP
PO BOX 16237
MISSOULA, MT 59808

SUBSCRIBED AND SWORN TO before me, the undersigned, a Notary Public for the State of Montana the day and year last above written.

[signature]

Notary Public for the State of ____________

(SEAL)

JACQUELINE L. WINDON
NOTARY PUBLIC for the
State of Montana
Residing at Helena, Montana
My Commission Expires
August 2, 2014

Residing at ____________

My Commission expires ____________